UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111
Timberville, Virginia 22853
(540) 896-8941
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On February 22, 2011, F & M Bank Corp. (the “Company”) issued a press release announcing that it would extend its ongoing rights offering.  Accordingly, holders of the subscription rights will now have until 5:00 p.m., Eastern Time, on March 11, 2011 to exercise their rights.  The rights offering was originally scheduled to expire on February 25, 2011.  Other than the extension of the expiration date of the rights offering, all of the offering terms described in the Company’s prospectus dated January 19, 2011 remain the same and apply during the extended period of the offering.

A copy of the press release of the Company dated February 22, 2011 is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                 Description

99.1                             F & M Bank Corp. press release dated February 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Financial Officer

     Date: February 22, 2011

EXHIBIT INDEX

Exhibit No.           Description

99.1                       F & M Bank Corp. press release dated February 22, 2011